UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

MetLife Core Plus Fund

Annual Report	October 31, 2021

Investment Adviser:

MetLife Investment Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-252-4993; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

SHAREHOLDERS’ LETTER (unaudited)

Investment Objective

The investment objective of the MetLife Core Plus Fund (the “Fund”) is to seek to maximize capital appreciation and income.

Review

The underweight allocation and positioning in US Treasuries were beneficial as credit spreads compressed during the course of the 12-month period. The 10-year began the period at 0.84% rising to a high of 1.74% and ending the period at 1.55%. The portfolio remained close to duration neutral throughout the year.

Overall, investment grade corporates contributed to relative outperformance during the period with the driver being security selection within Financials. In Industrials, the Energy sector led relative returns as oil prices rose during the period. Exposure to High Yield was additive during the period as many names continued to benefit from Federal Reserve intervention in the market.

Collateralized Mortgage-Backed Security (“CMBS”) exposure contributed to relative performance. Positioning within the AAA rated fixed rate segment drove outperformance. Some of the best performing private label bonds were Class A shopping malls. Sector allocation was also additive, mainly in the A rated fixed rate portion. Asset-Backed Security (“ABS”) was a detractor from performance due to sector allocation. Despite the ABS securities within the portfolio outperforming the ABS index on a total and excess return basis, the overall returns of ABS in general could not keep pace with the index performance. Collateralized Loan Obligations (“CLO”) modestly detracted from performance. The CLO sector underperformed the broader benchmark. While a slight negative to performance, the bonds provided good income with low duration.

Outlook

Heading into the final stretch of 2021, we are of the opinion that the direction of credit spreads and volatility of rates will be driven by events external to the fundamental, technical, and valuation-based factors on which we typically rely. High on credit investors’ minds currently is Congressional handling of the debt ceiling as well as the negotiations surrounding the physical and social infrastructure plans. We expect the debt ceiling will be resolved with little more than the usual partisan theatrics, but the spending bills will matter as fiscal spending in 2022 will unlikely keep pace with this year and last; and will likely negatively impact 2022 year on year GDP growth.

Additionally, the timing and size of widely expected asset purchase tapering will be in focus. It is essential that we recognize that Federal Reserve policy continues to drive financial markets and any volatility or miscommunication of that policy will be replicated in asset prices.

As for Investment Grade Credit, fundamentals are still on a path for improvement with leverage trending lower in recent periods, and technicals are supportive as US credit markets remain attractive globally from a relative value perspective. That said, we are of the opinion that the investment grade corporate market is priced for perfection, and therefore, we remain conservatively positioned through less credit risk.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

Security selection will continue to play a crucial role in portfolio construction, and alpha generation will likely be driven by opportunistic positioning in select names and certain portions of the credit curve that appear to be attractive. The 5s/10s spread ended the quarter at 52 basis points, which is comparatively steep to other parts of the curve and offers attractive roll for 8-to 10-year paper. Further out the curve, we believe bonds in the 18-to 23-year maturity range are relatively cheap while longer paper is less attractive with the 20s/30s spread at five basis points, quarter end. As mentioned in the previous quarter, the trend of single A-rated downgrades to BBB remains in focus as single-A companies look to prioritize more equity friendly actions such as stock buybacks, extra dividends, and M&A. With the spread between these ratings cohorts near historical tights, we continue to prefer to selectively overweight BBB-rated credit and underweight As, instead opting to own US Treasuries in their place. Additionally, we will continue to target companies who have indicated a preference and willingness to further deleverage their balance sheet. Overall, we believe we are positioned to outperform during a period of range bound or widening spreads; however, we continue to closely monitor macro driven events that may drive sector performance.

CMBS fundamentals continue to improve, with delinquency levels having declined for 15 straight months to 5.25%, roughly half the level seen in June 2020. Lodging and retail property continue to exhibit elevated delinquency levels, but they appear to have peaked. The same cannot be said for the office sector, which currently exhibits a low delinquency rate of about 1.4% which belies the fact that rougher water may lie ahead as employers reevaluate the extent of their office space needs in years to come. Primary issuance in the CMBS market has been robust and 2021 should see the highest loan origination volume since 2007. Issuance has been dominated by single asset single borrower (“SASB”) and commercial real estate (“CRE”) CLO floaters on non-stabilized properties. We see AAA valuations as fair and are likely to reduce our overweight. The investment grade credit curve has compressed to the tightest historical levels and we do not expect to add in the near future.

ABS issuance was robust in 3Q21, the strongest quarter on record since 2008 and annual volume will likely be the highest since the Great Financial Crisis. This elevated volume pressured spreads about five basis points wider during the quarter, but note that despite this slight widening, spreads still reside at close to all time tights. We feel the grab for yield in the front end will persist as investors seek to ride out an uncertain interest rate landscape and as such expect ABS spreads to be stable for the foreseeable future. Consumer fundamentals are strong which has led to delinquencies and losses within consumer ABS to be at all-time lows. We expect this picture to slightly deteriorate over the next few quarters as government stimulus and consumer friendly lending policies are removed. In general, we find valuations full in most ABS segments, notably prime and subprime auto loans. We still find some value in private student loans, consumer loans and select esoteric ABS.

CLOs continue to be an area where we find value, especially at the top of the capital structure. We maintain a core position in AAA securities from top tier issuers. During the most recent quarter, we reduced our AA exposure, as the bonds we purchased opportunistically earlier in the year became more fully valued. We continue to seek select AAA opportunities from less followed issuers to increase carry while maintaining a high-quality exposure within the sector.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

Following a poor second quarter in Mortgage-Backed Securities (“MBS”), we continue to hold an unfavorable view of the sector. We are positioned with an up in coupon bias expressed in the 3% coupon and underweight to lower coupons. We still prefer FNMA mortgages over GNMA due to changing government policies, which make estimating GNMA prepayments a challenging proposition. At current valuations, we will continue to manage portfolios more defensively and wait for a better entry point to add exposure.

Within non-agency MBS, we continue to see value in select portions of the market. AAA CMO’s backed by reperforming loans offer value providing a relatively stable average life profile at a reasonable spread. We continue to like AAA pass-throughs backed by agency eligible investor property loans. We find value in these securities as they trade significantly cheaper to their agency counterparts, despite having the same collateral as you would find in an agency sponsored pool. Finally, we are closely monitoring the activity in the prime jumbo portion of the market. We have witnessed a fair amount of widening in this sector due to a wave of supply. If spread levels continue to widen, we will look to initiate a position, provided the securities meet our credit and convexity standards.

The performance data quoted represents past performance. Past performance does not guarantee future results. The performance benchmark for the MetLife Core Plus Mutual Fund is the Bloomberg-US Aggregate Bond Index, which is a broad-based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

The views present are MetLife Investment Management’s only, are subject to change, and may not reflect the manager’s current views. There can be no assurance that the views expressed above will prove accurate and should not be relied upon as a reliable indicator of future events. Any securities mentioned are for informational purposes only and do not represent a recommendation or an offer to buy, hold or sell any securities, and may not be held in client portfolios. Any performance or portfolio holdings cited here were current as of the date stated and are subject to change.

Definition of Comparative Index and Other Investment Terms

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Bloomberg US Aggregate Bond Index is an index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021 (unaudited)

Comparison of Change in the Value of a $5,000,000 Investment in the MetLife Core Plus Fund, I Class Shares versus the Bloomberg US Aggregate Bond Index.

	TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2021
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
I Class Shares	0.30%	5.85%	3.61%	3.39%
R Class Shares**	0.74%	3.28%	2.01%	2.25%
Bloomberg US Aggregate Bond Index	(0.48)%	5.63%	3.10%	3.07%

* The MetLife Core Plus Fund, I Class and R Class Shares, commenced operations on December 31, 2014.

** As R Class Shares only held seed money, Class R Shares did not incur distribution fees due to low net assets. If these fees were incurred the performance disclosed would have been lower.

^ The graph is based on only the I Class Shares.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

 SECTOR WEIGHTING † (unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

CORPORATE OBLIGATIONS — 36.5%

	Face Amount	Value

COMMUNICATION SERVICES — 4.9%
AT&T
6.500%, 09/01/37	$160,000	$217,401
6.000%, 11/15/34	20,000	25,087
3.500%, 06/01/41	505,000	520,953
3.500%, 09/15/53	1,820,000	1,848,900
1.700%, 03/25/26	925,000	928,873
Charter Communications Operating
4.908%, 07/23/25	770,000	856,270
Cox Communications
4.800%, 02/01/35 (A)	710,000	842,712
CSC Holdings
4.500%, 11/15/31 (A)	1,060,000	1,027,034
Nokia
6.625%, 05/15/39	350,000	470,750
Sky
3.750%, 09/16/24 (A)	200,000	215,479
Sprint
7.875%, 09/15/23	515,000	571,006
Sprint Spectrum
5.152%, 03/20/28 (A)	1,250,000	1,410,937

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

COMMUNICATION SERVICES — continued
Time Warner Cable
5.875%, 11/15/40	$790,000	$995,573
T-Mobile USA
3.875%, 04/15/30	570,000	623,240
Verizon Communications
5.250%, 03/16/37	760,000	987,424
4.016%, 12/03/29	251,000	281,293
3.550%, 03/22/51	415,000	447,614
2.550%, 03/21/31	595,000	599,640
ViacomCBS
6.250%, VAR ICE LIBOR USD 3 Month + 3.899%, 02/28/57	225,000	257,235
5.900%, 10/15/40	455,000	604,859
4.750%, 05/15/25	910,000	1,009,651

		14,741,931

CONSUMER DISCRETIONARY — 0.7%
Ford Motor
9.000%, 04/22/25	980,000	1,178,450
Resorts World Las Vegas
4.625%, 04/06/31 (A)	670,000	666,631
Volkswagen Group of America Finance
1.250%, 11/24/25 (A)	310,000	305,149

		2,150,230

CONSUMER STAPLES — 2.2%
Altria Group
10.200%, 02/06/39	40,000	67,561
5.800%, 02/14/39	785,000	955,907
2.450%, 02/04/32	1,215,000	1,152,997
Anheuser-Busch InBev Worldwide
5.450%, 01/23/39	540,000	709,446
BAT Capital
4.390%, 08/15/37	670,000	716,262
3.557%, 08/15/27	205,000	217,118
3.215%, 09/06/26	165,000	173,962
Constellation Brands
4.400%, 11/15/25	445,000	493,424
Kraft Heinz Foods
5.000%, 06/04/42	1,250,000	1,544,991

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER STAPLES — continued
Land O’ Lakes
7.250%, (A) (B)	$65,000	$70,200
6.000%, 11/15/22 (A)	60,000	62,434
Reynolds American
8.125%, 05/01/40	45,000	65,270
7.250%, 06/15/37	220,000	296,033

		6,525,605

ENERGY — 4.8%
Cheniere Corpus Christi Holdings
3.700%, 11/15/29	553,000	593,328
ConocoPhillips
3.750%, 10/01/27 (A)	795,000	874,826
Devon Energy
7.875%, 09/30/31	195,000	276,392
Diamondback Energy
4.750%, 05/31/25	270,000	298,968
Energy Transfer
5.250%, 04/15/29	925,000	1,074,399
4.000%, 10/01/27	70,000	76,026
Eni
4.000%, 09/12/23 (A)	1,370,000	1,446,664
Enterprise Products Operating
4.200%, 01/31/50	905,000	1,035,881
Galaxy Pipeline Assets Bidco
1.750%, 09/30/27 (A)	729,094	732,818
Hess
6.000%, 01/15/40	740,000	963,389
HollyFrontier
5.875%, 04/01/26	365,000	415,920
Lukoil Capital DAC
3.600%, 10/26/31 (A)	420,000	419,132
2.800%, 04/26/27 (A)	405,000	404,691
MPLX
4.800%, 02/15/29	625,000	720,248
New Fortress Energy
6.500%, 09/30/26 (A)	750,000	728,880
Occidental Petroleum
6.125%, 01/01/31	20,000	23,950
3.500%, 08/15/29	35,000	35,525
Rockies Express Pipeline
4.950%, 07/15/29 (A)	70,000	74,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — continued
Sabine Pass Liquefaction
5.000%, 03/15/27	$765,000	$867,465
Saudi Arabian Oil
1.625%, 11/24/25 (A)	590,000	586,531
Tennessee Gas Pipeline
8.375%, 06/15/32	135,000	193,901
2.900%, 03/01/30 (A)	690,000	702,543
Tullow Oil
10.250%, 05/15/26 (A)	540,000	568,890
Valero Energy
1.200%, 03/15/24	895,000	895,248
Williams
5.800%, 11/15/43	430,000	566,845

		14,577,360

FINANCIALS — 10.6%
Apollo Management Holdings
5.000%, 03/15/48 (A)	480,000	636,467
4.400%, 05/27/26 (A)	160,000	178,098
Athene Global Funding
2.950%, 11/12/26 (A)	990,000	1,039,238
Athene Holding
4.125%, 01/12/28	1,205,000	1,334,734
Banco Santander
2.749%, 12/03/30	800,000	784,978
1.722%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 09/14/27	600,000	590,954
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand
5.375%, 04/17/25 (A)	365,000	403,325
Bank of America
3.366%, VAR ICE LIBOR USD 3 Month + 0.810%, 01/23/26	1,220,000	1,294,431
3.311%, VAR United States Secured Overnight Financing Rate + 1.580%, 04/22/42	545,000	577,062
2.572%, VAR United States Secured Overnight Financing Rate + 1.210%, 10/20/32	845,000	846,712
Bank of America MTN
4.000%, 01/22/25	70,000	75,457
2.884%, VAR ICE LIBOR USD 3 Month + 1.190%, 10/22/30	20,000	20,705

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Bank of Nova Scotia
4.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.551%, (B)	$600,000	$640,308
Barclays
4.375%, 01/12/26	1,070,000	1,178,463
Blackstone Secured Lending Fund
3.625%, 01/15/26	590,000	617,023
CI Financial
4.100%, 06/15/51	600,000	658,701
3.200%, 12/17/30	830,000	850,383
Citadel
4.875%, 01/15/27 (A)	80,000	85,966
Citigroup
8.125%, 07/15/39	415,000	704,718
Citigroup Capital III
7.625%, 12/01/36	15,000	22,021
Credit Suisse Group
3.091%, VAR United States Secured Overnight Financing Rate + 1.730%, 05/14/32 (A)	460,000	468,354
F&G Global Funding
1.750%, 06/30/26 (A)	475,000	473,725
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month + 3.454%, 10/15/54 (A)	615,000	751,135
Finance of America Funding
7.875%, 11/15/25 (A)	1,200,000	1,155,000
Goldman Sachs Group
3.800%, 03/15/30	2,560,000	2,834,625
3.272%, VAR ICE LIBOR USD 3 Month + 1.201%, 09/29/25	320,000	337,740
1.295%, VAR ICE LIBOR USD 3 Month + 1.170%, 05/15/26	15,000	15,330
Goldman Sachs Group MTN
2.383%, VAR United States Secured Overnight Financing Rate + 1.248%, 07/21/32	95,000	93,377
HSBC Bank
7.650%, 05/01/25	75,000	88,803
ING Groep
2.727%, VAR United States Secured Overnight Financing Rate + 1.316%, 04/01/32	295,000	301,132
Intercontinental Exchange
3.000%, 06/15/50	300,000	298,704

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Intesa Sanpaolo
4.198%, 06/01/32 (A)	$650,000	$655,270
JPMorgan Chase
3.200%, 06/15/26	665,000	709,687
3.157%, VAR United States Secured Overnight Financing Rate + 1.460%, 04/22/42	475,000	495,439
0.680%, VAR ICE LIBOR USD 3 Month + 0.550%, 02/01/27	115,000	112,353
KKR Group Finance III
5.125%, 06/01/44 (A)	120,000	155,098
Macquarie Bank
3.624%, 06/03/30 (A)	550,000	575,821
Massachusetts Mutual Life Insurance
3.375%, 04/15/50 (A)	700,000	750,510
Mercury General
4.400%, 03/15/27	819,000	906,507
Midcap Financial Issuer Trust
5.625%, 01/15/30 (A)	775,000	762,406
Morgan Stanley
1.593%, VAR United States Secured Overnight Financing Rate + 0.879%, 05/04/27	300,000	297,204
Morgan Stanley MTN
2.511%, VAR United States Secured Overnight Financing Rate + 1.200%, 10/20/32	595,000	593,555
Mutual of Omaha Insurance
4.297%, VAR ICE LIBOR USD 3 Month + 2.640%, 07/15/54 (A)	73,000	75,691
NatWest Group
1.642%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 06/14/27	425,000	419,867
Nomura Holdings
2.648%, 01/16/25	360,000	372,614
Ohio National Financial Services
5.800%, 01/24/30 (A)	590,000	667,657
Prospect Capital
3.706%, 01/22/26	290,000	295,360
Santander Holdings USA
3.450%, 06/02/25	275,000	291,816
Societe Generale
3.625%, 03/01/41 (A)	435,000	445,171
Societe Generale MTN
2.625%, 01/22/25 (A)	710,000	731,781

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
SVB Financial Group
4.700%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr + 3.064%, (B)	$885,000	$899,381
Teachers Insurance & Annuity Association of America
4.270%, 05/15/47 (A)	675,000	827,211
Validus Holdings
8.875%, 01/26/40	115,000	189,809
Wells Fargo
7.950%, 11/15/29	60,000	81,800
Wells Fargo MTN
3.196%, VAR ICE LIBOR USD 3 Month + 1.170%, 06/17/27	675,000	716,648
Westpac Banking
2.668%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.750%, 11/15/35	580,000	565,816

		31,952,141

HEALTH CARE — 4.4%
AbbVie
3.600%, 05/14/25	545,000	584,332
Advocate Health & Hospitals
2.211%, 06/15/30	395,000	395,187
Amgen
6.375%, 06/01/37	535,000	758,478
3.000%, 01/15/52	555,000	543,827
Bayer US Finance
3.375%, 10/08/24 (A)	30,000	31,700
Bayer US Finance II
4.700%, 07/15/64 (A)	510,000	605,059
Bon Secours Mercy Health
3.464%, 06/01/30	220,000	237,801
2.095%, 06/01/31	440,000	433,580
Cigna
4.800%, 08/15/38	374,000	459,635
CommonSpirit Health
4.350%, 11/01/42	45,000	51,833
4.187%, 10/01/49	70,000	82,345
3.910%, 10/01/50	740,000	832,492
Health Care Service A Mutual Legal Reserve
2.200%, 06/01/30 (A)	640,000	636,570
Organon
5.125%, 04/30/31 (A)	1,495,000	1,541,988

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — continued
Royalty Pharma
2.200%, 09/02/30	$1,040,000	$1,006,464
1.750%, 09/02/27	85,000	83,376
1.200%, 09/02/25	740,000	729,127
Smith & Nephew
2.032%, 10/14/30	595,000	578,359
Takeda Pharmaceutical
3.175%, 07/09/50	850,000	869,078
Teva Pharmaceutical Finance Netherlands III
2.800%, 07/21/23	1,055,000	1,062,702
UnitedHealth Group
2.300%, 05/15/31	480,000	485,208
Utah Acquisition Sub
3.950%, 06/15/26	905,000	984,306

		12,993,447

INDUSTRIALS — 2.2%
AerCap Ireland Capital DAC
3.000%, 10/29/28	830,000	841,562
Boeing
2.196%, 02/04/26	605,000	606,008
CoStar Group
2.800%, 07/15/30 (A)	765,000	775,141
Equifax
2.600%, 12/15/25	690,000	719,225
GE Capital International Funding Unlimited
4.418%, 11/15/35	785,000	955,026
Raytheon Technologies
3.950%, 08/16/25	915,000	998,799
Southwest Airlines
5.125%, 06/15/27	640,000	738,471
Triton Container International
2.050%, 04/15/26 (A)	450,000	448,059
United Airlines
4.375%, 04/15/26 (A)	615,000	636,199

		6,718,490

INFORMATION TECHNOLOGY — 2.1%
Broadcom
4.150%, 11/15/30	570,000	626,660
3.419%, 04/15/33 (A)	364,000	375,836

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY — continued
Kyndryl Holdings
2.050%, 10/15/26 (A)	$675,000	$667,673
Marvell Technology
1.650%, 04/15/26	607,000	602,811
Oracle
4.375%, 05/15/55	250,000	286,139
3.800%, 11/15/37	990,000	1,062,204
3.600%, 04/01/40	1,225,000	1,276,637
3.600%, 04/01/50	180,000	183,766
2.950%, 04/01/30	120,000	124,395
TSMC Arizona
1.750%, 10/25/26	750,000	754,000
Vontier
2.950%, 04/01/31 (A)	285,000	281,466
1.800%, 04/01/26 (A)	330,000	324,786

		6,566,373

MATERIALS — 1.5%
CSN Resources
4.625%, 06/10/31 (A)	995,000	978,583
FMG Resources August 2006 Pty
4.375%, 04/01/31 (A)	730,000	739,125
Freeport-McMoRan
5.450%, 03/15/43	60,000	75,480
Industrias Penoles
4.150%, 09/12/29 (A)	800,000	868,224
Nacional del Cobre de Chile
4.250%, 07/17/42 (A)	770,000	843,443
Newcrest Finance Pty
3.250%, 05/13/30 (A)	545,000	575,367
Sealed Air
1.573%, 10/15/26 (A)	465,000	457,304

		4,537,526

REAL ESTATE — 1.8%
Essential Properties
2.950%, 07/15/31	760,000	757,824
Kilroy Realty
2.650%, 11/15/33	1,200,000	1,173,396
Newmark Group
6.125%, 11/15/23	550,000	594,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

REAL ESTATE — continued
Sabra Health Care
3.900%, 10/15/29	$585,000	$612,917
Scentre Group Trust 1
4.375%, 05/28/30 (A)	75,000	85,901
3.625%, 01/28/26 (A)	185,000	198,547
Scentre Group Trust 2
4.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.379%, 09/24/80 (A)	960,000	1,014,144
Simon Property Group
2.450%, 09/13/29	1,020,000	1,037,196

		5,473,925

UTILITIES — 1.3%
Dominion Energy
3.071%, 08/15/24	110,000	115,447
DTE Energy
1.050%, 06/01/25	50,000	49,375
Oncor Electric Delivery
2.750%, 05/15/30	815,000	862,189
Pacific Gas and Electric
2.500%, 02/01/31	150,000	143,277
2.100%, 08/01/27	1,035,000	1,004,299
1.750%, 06/16/22	1,345,000	1,341,775
Vistra Operations
4.300%, 07/15/29 (A)	415,000	444,149

		3,960,511

TOTAL CORPORATE OBLIGATIONS
(Cost $109,749,548)		110,197,539

MORTGAGE-BACKED SECURITIES — 33.6%
AGENCY MORTGAGE-BACKED OBLIGATIONS — 25.3%
FHLMC
5.500%, 06/01/41	4,199	4,906
4.500%, 05/01/48	99,069	107,508
4.000%, 08/01/44 to 09/01/48	149,816	161,792
3.500%, 08/01/30 to 11/01/48	4,071,067	4,367,145
3.000%, 01/01/47 to 04/01/51	3,961,106	4,198,862
2.500%, 10/01/31 to 11/01/50	2,006,010	2,071,671
2.000%, 03/01/36 to 09/01/51	4,630,837	4,707,574

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
FHLMC Multiclass Certificates Series, Ser 2021-P009, Cl A2
1.878%, 01/25/31	$295,000	$300,567
FHLMC Multifamily Structured Pass-Through Certificates, Ser K023, Cl X1, IO
1.203%, 08/25/22 (C) (D)	1,444,826	10,793
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLU1, Cl A4
2.854%, 01/25/31	260,000	279,918
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/27	910,000	965,165
FHLMC, Ser 2006-R006, Cl ZA
6.000%, 04/15/36	9,314	10,874
FHLMC, Ser 2010-3632, Cl PK
5.000%, 02/15/40	28,905	31,749
FHLMC, Ser 2012-271, Cl 30
3.000%, 08/15/42	47,749	50,184
FHLMC, Ser 2015-4479, Cl HA
3.750%, 05/15/39	46,778	47,656
FHLMC, Ser 2017-356, Cl 300
3.000%, 09/15/47	208,310	220,012
FNMA
6.000%, 09/01/39	857	1,011
5.500%, 04/01/36 to 07/01/40	165,528	186,620
5.000%, 02/01/31	21,197	23,347
4.500%, 04/01/35 to 08/01/48	45,739	51,055
4.000%, 06/01/42 to 06/01/48	4,643,935	5,027,949
3.734%, 02/01/48 (C)	160,635	174,920
3.500%, 07/01/30 to 05/01/50	4,565,318	4,930,398
3.040%, 01/01/28	165,000	172,632
3.000%, 12/01/31 to 06/01/51	10,311,183	10,889,173
2.500%, 11/01/50 to 07/01/51	3,079,674	3,187,337
1.850%, 09/01/35	296,310	297,205
FNMA, Ser 2001-T4, Cl A1
7.500%, 07/25/41	1,681	1,984
FNMA, Ser 2005-24, Cl ZE
5.000%, 04/25/35	4,741	5,295
FNMA, Ser 2012-121, Cl TB
7.000%, 11/25/42	24,220	29,062
FNMA, Ser 2012-411, Cl A3
3.000%, 08/25/42	557,481	578,629

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
GNMA
5.500%, 07/20/43 to 09/20/43	$5,018	$5,911
4.690%, 06/20/62 (C)	337	340
4.521%, 01/20/67 (C)	65,255	71,869
4.500%, 03/15/42	56,808	64,139
3.000%, 04/20/45	96,478	101,067
2.500%, 03/20/51 to 04/20/51	2,236,601	2,315,337
GNMA, Ser 2010-H14, Cl BI, IO
1.342%, 07/20/60 (C) (D)	1,483	50
GNMA, Ser 2017-H16, Cl PT
4.696%, 05/20/66 (C)	569	592
UMBS TBA
5.000%, 11/01/37	290,000	319,227
4.500%, 11/15/34	5,242,346	5,666,444
4.000%, 11/12/39	778,997	833,983
3.500%, 11/01/40	1,729,000	1,827,202
2.500%, 11/25/27 to 11/15/51	7,009,618	7,224,953
2.000%, 11/15/36 to 11/15/51	15,018,000	15,055,447

		76,579,554

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.3%
1345 Avenue of the Americas & Park Avenue Plaza Trust, Ser 2005-1, Cl A3
5.278%, 08/10/35 (A)	17,336	18,375
Alen Mortgage Trust, Ser 2021-ACEN, Cl A
1.240%, VAR ICE LIBOR USD 1 Month + 1.150%, 04/15/34 (A)	585,000	585,182
Alen Mortgage Trust, Ser 2021-ACEN, Cl B
1.740%, VAR ICE LIBOR USD 1 Month + 1.650%, 04/15/34 (A)	575,000	575,362
Arbor Multifamily Mortgage Securities Trust, Ser 2021-MF2, Cl B
2.560%, 06/15/54 (A)(C)	360,000	358,671
Bayview Commercial Asset Trust, Ser 2004-3, Cl A1
0.644%, VAR ICE LIBOR USD 1 Month + 0.555%, 01/25/35 (A)	56,679	56,402
BVRT Financing Trust, Ser 2021-CRT1, Cl M1
1.900%, 07/10/32	14,931	14,950
BWAY Mortgage Trust, Ser 2015-1740, Cl A
2.917%, 01/10/35 (A)	1,185,000	1,197,923
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
1.010%, VAR ICE LIBOR USD 1 Month + 0.920%, 10/15/36 (A)	663,747	663,951

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
0.790%, VAR ICE LIBOR USD 1 Month + 0.700%, 09/15/36 (A)	$465,000	$465,144
BX Trust, Ser 2019-MMP, Cl A
1.090%, VAR ICE LIBOR USD 1 Month + 1.000%, 08/15/36 (A)	497,510	497,061
CG-CCRE Commercial Mortgage Trust, Ser 2014-FL2, Cl A
1.944%, VAR ICE LIBOR USD 1 Month + 1.854%, 11/15/31 (A)	18,661	18,339
CIM Trust, Ser 2021-R6, Cl A1
1.425%, 07/25/61 (A)(C)	978,347	976,025
Citigroup Mortgage Loan Trust, Ser 2021-INV1, Cl A3A
2.500%, 05/25/51 (A)(C)	802,046	810,526
Citiigroup Mortgage Loan Trust, Ser 2021-INV2, Cl A3A
2.500%, 05/25/51 (A)(C)	955,353	965,454
COMM Mortgage Trust, Ser 2013-LC6, Cl AM
3.282%, 01/10/46	1,010,000	1,036,099
COMM Mortgage Trust, Ser 2015-CR26, Cl C
4.478%, 10/10/48 (C)	715,000	760,246
COMM Mortgage Trust, Ser 2020-CBM, Cl A2
2.896%, 02/10/37 (A)	145,000	148,066
CORE Mortgage Trust, Ser 2019-CORE, Cl A
0.970%, VAR ICE LIBOR USD 1 Month + 0.880%, 12/15/31 (A)	74,724	74,679
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl B
5.628%, 01/15/49 (A)(C)	70,934	69,961
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A3
3.447%, 08/15/48	117,730	122,766
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl ASB
3.448%, 08/15/48	462,448	480,679
CSMC OA, Ser 2014-USA, Cl A2
3.953%, 09/15/37 (A)	610,000	647,604
CSMC Trust, Ser 2016-NXSR, Cl A4
3.795%, 12/15/49 (C)	430,000	467,836
CSMC Trust, Ser 2021-RPL3, Cl A1
2.000%, 01/25/60 (A)(C)	949,640	959,813

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/34 (A)	$300,000	$314,579
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl C
4.935%, 01/10/34 (A)(C)	450,000	467,749
EQUS Mortgage Trust, Ser 2021-EQAZ, Cl B
1.191%, VAR ICE LIBOR USD 1 Month + 1.100%, 10/15/38 (A)	455,000	453,000
FHLMC Whole Loan Securities Trust, Ser 2016-SC01, Cl 2A
3.500%, 07/25/46	42,192	42,935
Finance of America Structured Securities Trust, Ser 2021-JR1, Cl A2
2.000%, 04/25/51	872,114	865,363
Finance of America Structured Securities Trust, Ser 2021-S1
1.750%, 07/25/51	768,261	755,134
Finance of America Structured Securities Trust, Ser 2021-S2
%, 09/25/51	967,928	967,928
FREMF Mortgage Trust, Ser 2013-K31, Cl C
3.632%, 07/25/46 (A)(C)	25,000	25,831
FWD Securitization Trust, Ser 2019-INV1, Cl A1
2.810%, 06/25/49 (A)(C)	83,887	85,188
GPMT, Ser 2021-FL3, Cl A
1.330%, VAR ICE LIBOR USD 1 Month + 1.250%, 07/16/35 (A)	392,275	392,143
GS Mortgage Securities Trust, Ser 2010-C1, Cl A2
4.592%, 08/10/43 (A)	34,550	34,561
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl AS
4.420%, 11/15/45	535,000	566,561
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl AS
3.997%, 08/15/47	825,000	873,247
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Cl B
4.347%, 11/15/47 (C)	330,000	345,153
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl B
3.756%, 01/05/31 (A)(C)	145,000	148,412
Mello Mortgage Capital Acceptance, Ser 2021-INV1, Cl A3
2.500%, 06/25/51 (A)(C)	933,980	941,801

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Mello Warehouse Securitization Trust, Ser 2020-1, Cl A
0.989%, VAR ICE LIBOR USD 1 Month + 0.900%, 10/25/53 (A)	$695,000	$697,015
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/60 (A)(C)	657,738	656,290
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C24, Cl C
4.343%, 05/15/48 (C)	210,000	218,414
Morgan Stanley Capital I Trust, Ser 2007-TOP27, Cl AJ
6.014%, 06/11/42 (C)	93,247	94,470
MortgageIT Trust, Ser 2005-1, Cl 1A1
0.729%, VAR ICE LIBOR USD 1 Month + 0.640%, 02/25/35	2,374	2,388
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/35 (A)(C)	130,000	135,929
OBX Trust, Ser 2020-EXP1, Cl 2A1A
0.839%, VAR ICE LIBOR USD 1 Month + 0.750%, 02/25/60 (A)	38,032	38,077
OBX Trust, Ser 2020-EXP3, Cl 2A1A
0.989%, VAR ICE LIBOR USD 1 Month + 0.900%, 01/25/60 (A)	40,498	40,587
Sequoia Mortgage Trust, Ser 2018-CH4, Cl B1B
5.027%, 10/25/48 (A)(C)	713,620	730,893
STACR Trust, Ser 2018-DNA3, Cl M2A
2.189%, VAR ICE LIBOR USD 1 Month + 2.100%, 09/25/48 (A)	595,000	600,509
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl B
4.365%, 08/10/49 (A)(C)	1,450,000	1,488,257
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl ASB
2.788%, 04/10/46	137,493	138,923
VNDO Mortgage Trust, Ser 2012-6AVE, Cl C
3.337%, 11/15/30 (A)(C)	101,000	102,614
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl C
4.693%, 10/15/45 (C)	316,000	323,220
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl C
4.304%, 03/15/48 (C)	50,000	51,327

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
WFRBS Commercial Mortgage Trust, Ser 2014-C22, Cl B
4.371%, 09/15/57 (C)	$425,000	$449,677

		25,019,289

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $101,654,807)		101,598,843

U.S. TREASURY OBLIGATIONS — 15.7%
U.S. Treasury Bonds
2.375%, 05/15/51	5,660,000	6,220,694
2.000%, 08/15/51	1,985,000	2,013,224
1.750%, 08/15/41	11,490,000	11,060,921
1.375%, 08/15/50	10,855,000	9,465,475
U.S. Treasury Notes
1.250%, 09/30/28 to 08/15/31	16,130,000	15,781,492
0.875%, 09/30/26	2,775,000	2,734,459

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $48,308,252)		47,276,265

ASSET-BACKED SECURITIES — 13.5%
AccessLex Institute, Ser 2007-A, Cl A3
0.429%, VAR ICE LIBOR USD 3 Month + 0.300%, 05/25/36	380,664	374,542
Affirm Asset Securitization Trust, Ser 2021-A, Cl A
0.880%, 08/15/25 (A)	1,060,000	1,061,064
AmeriCredit Automobile Receivables Trust, Ser 2020-3, Cl A2
0.420%, 03/18/24	194,156	194,233
Antares CLO, Ser 2020-1A, Cl A1
2.024%, VAR ICE LIBOR USD 3 Month + 1.900%, 10/23/31 (A)	285,000	286,214
Arivo Acceptance Auto Loan Receivables Trust, Ser 2021-1A, Cl A
1.190%, 01/15/27 (A)	284,766	284,494
Balboa Bay Loan Funding, Ser 2020-1A, Cl A
1.482%, VAR ICE LIBOR USD 3 Month + 1.350%, 01/20/32 (A)	955,000	956,462
Carlyle US CLO, Ser 2021-1A, Cl A1
1.264%, VAR ICE LIBOR USD 3 Month + 1.140%, 04/15/34 (A)	775,000	774,805

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Carlyle US CLO, Ser 2021-1A, Cl A2R
1.782%, VAR ICE LIBOR USD 3 Month + 1.650%, 07/20/34 (A)	$920,000	$919,537
CARS-DB5, Ser 2021-1A, Cl A2
2.280%, 08/15/51 (A)	787,238	779,114
Cedar Funding V CLO, Ser 2018-5A, Cl A1R
1.222%, VAR ICE LIBOR USD 3 Month + 1.100%, 07/17/31 (A)	900,000	900,579
Cedar Funding XI CLO, Ser 2021-11A, Cl B2R
1.721%, VAR ICE LIBOR USD 3 Month + 1.600%, 05/29/32 (A)	1,000,000	1,000,038
Chesapeake Funding II, Ser 2019-1A, Cl A1
2.940%, 04/15/31 (A)	367,548	371,043
Chesapeake Funding II, Ser 2020-1A, Cl B
1.240%, 08/16/32 (A)	295,000	296,821
CNH Equipment Trust, Ser 2020-A, Cl A2
1.080%, 07/17/23	26,627	26,636
College Avenue Student Loans, Ser 2021-B, Cl B
2.420%, 06/25/52 (A)	280,000	278,011
DataBank Issuer, Ser 2021-1A, Cl A2
2.060%, 02/27/51 (A)	1,070,000	1,063,447
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl A2
0.560%, 12/11/34 (A)	500,000	499,924
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl B
0.980%, 12/11/34 (A)	340,000	337,934
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl C
1.200%, 12/11/34 (A)	600,000	595,786
Dryden 77 CLO, Ser 2021-77A, Cl BR
1.784%, VAR ICE LIBOR USD 3 Month + 1.650%, 05/20/34 (A)	875,000	874,555
Elmwood CLO II, Ser 2021-2A, Cl AR
1.282%, VAR ICE LIBOR USD 3 Month + 1.150%, 04/20/34 (A)	900,000	899,774
Enterprise Fleet Funding, Ser 2021-1, Cl A3
0.700%, 12/21/26 (A)	285,000	282,071
Exeter Automobile Receivables Trust, Ser 2021-1A, Cl B
0.500%, 02/18/25	760,000	760,094
Flagship Credit Auto Trust, Ser 2021-3, Cl A
0.360%, 07/15/27 (A)	832,860	830,861
Galaxy XV CLO, Ser 2021-15A, Cl ARR
1.094%, VAR ICE LIBOR USD 3 Month + 0.970%, 10/15/30 (A)	1,000,000	1,001,033

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Goodgreen Trust, Ser 2021-1A, Cl A
2.660%, 10/15/56 (A)	$662,391	$658,809
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/39 (A)	100,039	103,391
JPMorgan Chase, Ser 2020-2, Cl B
0.840%, 02/25/28 (A)	336,325	336,362
JPMorgan Chase, Ser 2021-2, Cl B
0.889%, 12/26/28 (A)	550,878	549,338
JPMorgan Chase, Ser 2021-3, Cl B
0.760%, 02/26/29 (A)	951,730	948,708
LCM 32, Ser 2021-32A, Cl B
1.832%, VAR ICE LIBOR USD 3 Month + 1.700%, 07/20/34 (A)	850,000	849,572
LCM XIII, Ser 2019-13A, Cl ARR
1.264%, VAR ICE LIBOR USD 3 Month + 1.140%, 07/19/27 (A)	991,681	991,930
LCM XXIV, Ser 2021-24A, Cl AR
1.112%, VAR ICE LIBOR USD 3 Month + 0.980%, 03/20/30 (A)	1,500,000	1,501,762
LoanCore Issuer, Ser 2021-CRE6, Cl A
1.390%, VAR ICE LIBOR USD 1 Month + 1.300%, 11/15/38 (A)	610,000	610,000
Magnetite XXVIII, Ser 2020-28A, Cl A
1.394%, VAR ICE LIBOR USD 3 Month + 1.270%, 10/25/31 (A)	250,000	249,937
Magnetite XXVIII, Ser 2021-28A, Cl AR
0.000% (A)(C)	250,000	250,000
MF1, Ser 2020-FL4, Cl A
1.865%, VAR SOFR30A + 1.814%, 11/15/35 (A)	405,000	406,919
MF1, Ser 2021-FL7, Cl A
1.166%, VAR ICE LIBOR USD 1 Month + 1.080%, 10/16/36 (A)	510,000	509,537
MVW, Ser 2021-1WA, Cl A
1.140%, 01/22/41 (A)	501,763	497,863
Navient Private Education Refi Loan Trust, Ser 2018-CA, Cl A2
3.520%, 06/16/42 (A)	193,861	197,198
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A2
2.600%, 08/15/68 (A)	64,352	65,657
Navient Private Education Refi Loan Trust, Ser 2020-CA, Cl A1
0.840%, VAR ICE LIBOR USD 1 Month + 0.750%, 11/15/68 (A)	272,459	272,770

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Navient Private Education Refi Loan Trust, Ser 2021-BA, Cl A
0.940%, 07/15/69 (A)	$480,547	$476,919
Navient Private Education Refi Loan Trust, Ser 2021-CA, Cl A
1.060%, 10/15/69 (A)	189,785	188,988
Navient Private Education Refi Loan Trust, Ser 2021-EA, Cl A
0.970%, 12/16/69 (A)	370,420	366,356
Nelnet Student Loan Trust, Ser 2021-CA, Cl AFX
1.320%, 04/20/62 (A)	1,018,657	1,010,058
Neuberger Berman Loan Advisers CLO 40, Ser 2021-40A, Cl A
1.182%, VAR ICE LIBOR USD 3 Month + 1.060%, 04/16/33 (A)	1,500,000	1,501,904
NovaStar Mortgage Funding Trust, Ser 2003-3, Cl A1
0.799%, VAR ICE LIBOR USD 1 Month + 0.710%, 12/25/33	11,679	11,586
Octagon Investment Partners 50, Ser 2020-4A, Cl A1
1.424%, VAR ICE LIBOR USD 3 Month + 1.300%, 10/15/33 (A)	365,000	365,537
Orange Lake Timeshare Trust, Ser 2018-A, Cl A
3.100%, 11/08/30 (A)	113,437	116,114
Orange Lake Timeshare Trust, Ser 2019-A, Cl A
3.060%, 04/09/38 (A)	210,025	215,112
Prestige Auto Receivables Trust, Ser 2020-1A, Cl A2
0.520%, 02/15/24 (A)	108,782	108,826
Santander Consumer Auto Receivables Trust, Ser 2021-AA, Cl A3
0.330%, 10/15/25 (A)	1,365,000	1,361,756
SBA Small Business Investment, Ser 2018-10B, Cl 1
3.548%, 09/10/28	71,573	76,332
Scholar Funding Trust, Ser 2011-A, Cl A
1.036%, VAR ICE LIBOR USD 3 Month + 0.900%, 10/28/43 (A)	413,711	417,785
Sequoia Infrastructure Funding I, Ser 2021-1A, Cl A
1.524%, VAR ICE LIBOR USD 3 Month + 1.400%, 04/15/31 (A)	456,248	456,133
SLM Private Credit Student Loan Trust, Ser 2004-B, Cl A3
0.446%, VAR ICE LIBOR USD 3 Month + 0.330%, 03/15/24	6,379	6,370
SMB Private Education Loan Trust, Ser 2021-B, Cl A
1.310%, 07/17/51 (A)	561,612	561,447

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
SMB Private Education Loan Trust, Ser 2021-B, Cl B
2.650%, 07/17/51 (A)	$295,000	$297,130
SMB Private Education Loan Trust, Ser 2021-D, Cl A1A
1.340%, 03/17/53 (A)	737,913	730,834
SoFi Consumer Loan Program Trust, Ser 2019-2, Cl C
3.460%, 04/25/28 (A)	420,000	426,686
SoFi Consumer Loan Program Trust, Ser 2019-4, Cl A
2.450%, 08/25/28 (A)	13,412	13,450
SoFi Professional Loan Program Trust, Ser 2021-A, Cl AFX
1.030%, 08/17/43 (A)	331,093	328,629
South Carolina Student Loan, Ser 2015-A, Cl A
1.589%, VAR ICE LIBOR USD 1 Month + 1.500%, 01/25/36	725,470	731,093
Stack Infrastructure Issuer, Ser 2020-1A, Cl A2
1.893%, 08/25/45 (A)	415,000	413,671
Strata CLO II, Ser 2021-1A, Cl A1
1.714%, VAR ICE LIBOR USD 3 Month + 1.590%, 10/20/33 (A)	1,100,000	1,099,716
STWD, Ser 2019-FL1, Cl A
1.245%, VAR SOFR30A + 1.194%, 07/15/38 (A)	425,000	424,760
Sunnova Helios II Issuer, Ser 2021-A, Cl A
1.800%, 02/20/48 (A)	439,312	434,867
Symphony CLO XXVI, Ser 2021-26A, Cl AR
1.212%, VAR ICE LIBOR USD 3 Month + 1.080%, 04/20/33 (A)	755,000	754,811
Tesla Auto Lease Trust, Ser 2021-B, Cl B
0.910%, 09/22/25 (A)	780,000	772,149
Tidewater Auto Receivables Trust, Ser 2020-AA, Cl A2
1.390%, 08/15/24 (A)	19,452	19,494
Towd Point Mortgage Trust, Ser 2018-2, Cl A1
3.250%, 03/25/58 (A)(C)	44,474	45,603
Towd Point Mortgage Trust, Ser 2019-4, Cl A1
2.900%, 10/25/59 (A)(C)	120,333	123,746
Towd Point Mortgage Trust, Ser 2019-HY2, Cl A1
1.089%, VAR ICE LIBOR USD 1 Month + 1.000%, 05/25/58 (A)	554,311	558,159
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/58 (A)(C)	655,662	665,332

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Towd Point Mortgage Trust, Ser 2020-3, Cl A1
3.088%, 02/25/63 (A)(C)	$152,099	$155,783
Wheels SPV 2, Ser 2020-1A, Cl A2
0.510%, 08/20/29 (A)	197,076	197,056
Z Capital Credit Partners CLO, Ser 2021-1A, Cl A1R
1.632%, VAR ICE LIBOR USD 3 Month + 1.510%, 07/16/31 (A)	555,000	554,860

TOTAL ASSET-BACKED SECURITIES
(Cost $40,689,311)		40,637,877

SOVEREIGN DEBT — 0.5%
Colombia Government International Bond
3.250%, 04/22/32	750,000	699,960
Mexico Government International Bond
2.659%, 05/24/31	900,000	868,590

TOTAL SOVEREIGN DEBT
(Cost $1,642,736)		1,568,550

MUNICIPAL BONDS — 0.4%
GEORGIA — 0.4%
Georgia State, Municipal Electric Authority, RB, Ser 2010-A
7.055%, 04/01/57	206,000	308,616
6.637%, 04/01/57	623,000	958,061

TOTAL MUNICIPAL BONDS
(Cost $1,209,930)		1,266,677

LOAN PARTICIPATIONS — 0.0%
Hard Rock Northern Indiana, Delayed Term Loan
11.000%, 11/06/25	7,751	8,449
Hard Rock Northern Indiana, Term Loan, 1st Lien
11.000%, 11/06/25	106,962	116,588
Sungard AS New Holdings III LLC, Initial Loan (2020), 1st Lien
8.500%, 07/01/24	4,237	3,898
Sungard AS New Holdings III LLC, Initial Loan (Junior), 2nd Lien
7.750%, 08/01/24	13,415	4,941

TOTAL LOAN PARTICIPATIONS
(Cost $129,310)		133,876

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

COMMON STOCK — 0.0%

	Shares	Value

INFORMATION TECHNOLOGY — 0.0%
Sungard AS *	190	$—

TOTAL COMMON STOCK
(Cost $4,750)		—

TOTAL INVESTMENTS — 100.2%
(Cost $303,388,644)		$302,679,627

Percentages are based on Net Assets of $302,162,657.

*	Non-income producing security.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2021 was $89,406,603 and represents 29.6% of Net Assets.

(B)	Perpetual security with no stated maturity date.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(D)	Securities considered illiquid. The total value of such securities as of October 31, 2021 was $10,843 and represented 0.0% of Net Assets.

Cl — Class

CLO — Collateralized Loan Obligation

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

IO — Interest Only - face amount represents notional amount

LIBOR — London Interbank Offered Rates

MTN — Medium Term Note

Pty — Proprietary

RB — Revenue Bond

Ser — Series

SOFR — Secured Overnight Financing Rate

TBA — To Be Announced

UMBS — Uniform Mortgage-Backed Security

USD — U.S. Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

As of October 31, 2021, all of the Fund’s investments were considered Level 2 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $303,388,644)	$302,679,627
Cash and cash equivalents	35,423,477
Foreign Currency, at Value (Cost $805)	880
Receivable for Investment Securities Sold	5,583,716
Dividends and Interest Receivable	1,338,833
Reclaims Receivable	14,709
Prepaid Expenses	8,661

Total Assets	345,049,903

Liabilities:
Payable for Investment Securities Purchased	40,542,343
Payable for Capital Shares Redeemed	2,166,705
Investment Advisory Fees Payable—Note 6	57,882
Payable due to Administrator	25,830
Payable due to Trustees	4,917
Chief Compliance Officer Fees Payable	2,529
Other Accrued Expenses	87,040

Total Liabilities	42,887,246

Net Assets	$302,162,657

NET ASSETS CONSIST OF:
Paid-in Capital	$305,648,337
Total Accumulated Losses	(3,485,680)

Net Assets	$302,162,657

I Class Shares
Net Assets	$302,162,650
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	29,459,713

Net Asset Value, Offering and Redemption Price Per Share	$10.26

R Class Shares
Net Assets	$7
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1

Net Asset Value, Offering and Redemption Price Per Share	$9.45	*

*	Net Assets divided by Outstanding Shares do not calculate to the stated Net Asset Value because Net Assets and Outstanding Shares are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund For the Year Ended October 31, 2021

STATEMENT OF OPERATIONS

Investment Income
Interest	$4,718,951
Less: Foreign Taxes Withheld	(2,850)

Total Investment Income	4,716,101

Expenses
Investment Advisory Fees - (Note 5)	1,139,596
Administration Fees - (Note 4)	285,605
Trustees’ Fees	18,776
Chief Compliance Officer Fees - (Note 3)	7,448
Pricing Fees	90,304
Transfer Agent Fees - (Note 4)	74,242
Registration Fees	67,470
Legal Fees	47,886
Printing Fees	32,260
Custodian Fees - (Note 4)	30,583
Audit Fees	23,261
Insurance and Other Expenses	17,356

Total Expenses	1,834,787

Less:
Investment Advisory Fees Waived – (Note 5)	(552,681)

Net Expenses	1,282,106

Net Investment Income	3,433,995

Net Realized Gain (Loss) on:
Investments	(2,373,920)
Foreign Currency Transactions	5,188

Net Realized Loss	(2,368,732)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,801,298)
Foreign Currency Translation	138

Net Change in Unrealized Depreciation	(1,801,160)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(4,169,892)

Net Decrease in Net Assets Resulting from Operations	$(735,897)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$3,433,995	$1,151,092
Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	(2,368,732)	1,736,222
Net Change in Unrealized Depreciation on Investments, Futures Contracts and Foreign Currency Translation	(1,801,160)	(271,328)

Net Increase (Decrease) in Net Assets Resulting from Operations	(735,897)	2,615,986

Distributions
I Class Shares	(5,556,617)	(2,569,516)

Total Distributions	(5,556,617)	(2,569,516)

Capital Share Transactions:
I Class Shares:
Issued	208,711,816	53,833,623
Reinvestment of Dividends	5,552,803	2,569,516
Redeemed	(6,094,488)	(3,455,590)

Increase from I Class Shares Capital Share Transactions	208,170,131	52,947,549

R Class Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	—

Increase from R Class Shares Capital Share Transactions	—	—

Net Increase in Net Assets from Capital Share Transactions	208,170,131	52,947,549

Total Increase in Net Assets	201,877,617	52,994,019

Net Assets:
Beginning of Year	100,285,040	47,291,021

End of Year	$302,162,657	$100,285,040

Shares Issued and Redeemed:
I Class Shares:
Issued	19,890,196	5,142,735
Reinvestment of Dividends	538,494	254,060
Redeemed	(591,278)	(341,104)

Increase in Shares Outstanding from I Class Share Transactions	19,837,412	5,055,691

R Class Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	—

Increase in Shares Outstanding from R Class Share Transactions	—	—

Net Increase in Shares Outstanding from Share Transactions	19,837,412	5,055,691

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years

	I Class Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Asset Value, Beginning of Year	$10.42	$10.36	$9.55	$10.00	$10.11

Income from Operations:
Net Investment Income(1)	0.12	0.23	0.29	0.28	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)	0.39	0.79	(0.45)	(0.01)

Total from Operations	0.03	0.62	1.08	(0.17)	0.23

Dividends and Distributions from:
Net Investment Income	(0.13)	(0.26)	(0.27)	(0.28)	(0.26)
Net Realized Gains	(0.06)	(0.30)	—	—	(0.08)

Total Dividends and Distributions	(0.19)	(0.56)	(0.27)	(0.28)	(0.34)

Net Asset Value, End of Year	$10.26	$10.42	$10.36	$9.55	$10.00

Total Return †	0.30%	6.17%	11.39%	(1.73)%	2.43%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$302,163	$100,285	$47,291	$20,036	$13,000
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.64%	1.22%	1.38%	3.26%	3.69%
Ratio of Net Investment Income to Average Net Assets	1.20%	2.24%	2.91%	2.84%	2.41%
Portfolio Turnover Rate†	463%	300%	356%	311%	391%

Amounts designated as “—” are $0 or round to $0.

(1)	Per share calculations were performed using average shares method.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund

FINANCIAL HIGHLIGHTS (continued)
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years

	R Class Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Asset Value, Beginning of Year	$9.57	$9.92	$9.52	$9.98	$10.12

Income from Operations:
Net Investment Income (Loss)(1)	0.16	(0.01)	0.20	0.27	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)	0.21	0.47	(0.45)	(0.04)

Total from Operations	0.07	0.20	0.67	(0.18)	0.20

Dividends and Distributions from:
Net Investment Income	(0.13)	(0.25)	(0.27)	(0.28)	(0.26)
Net Realized Gains	(0.06)	(0.30)	—	—	(0.08)

Total Dividends and Distributions	(0.19)	(0.55)	(0.27)	(0.28)	(0.34)

Net Asset Value, End of Year	$9.45	$9.57	$9.92	$9.52	$9.98

Total Return †	0.74%	2.05%	7.05%	(1.83)%	2.13%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$—	$—	$—	$—	$—
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)‡	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.64%	1.22%	1.38%	3.26%	2.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.65%	(0.11)%	2.05%	2.79%	2.43%
Portfolio Turnover Rate†	463%	300%	356%	311%	391%

Amounts designated as “—” are $0 or round to $0.

(1)	Per share calculations were performed using average shares method.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	The Share Class is expected to run at the expense limit of 0.70% when assets are contributed. Amounts have been revised to reflect an estimation of expenses based on I Class Shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust, dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 47 funds. The financial statements herein are those of the MetLife Core Plus Fund (the “Fund”). The Fund is diversified, and its investment objective is to seek to maximize capital appreciation and income. The Fund invests in a portfolio of investment grade, U.S. fixed income securities of any maturity or duration. The Fund also may invest up to 20% of its net assets in any combination of high yield bonds (also known as “junk bonds”) and non-U.S. fixed income securities, including emerging market bonds. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2021, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2021, there have been no significant changes to the Fund’s fair valuation methodology. For details of the investment classifications, refer to the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2021, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund will distribute its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Cash — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fund uses futures contracts for tactical hedging purposes as well as to enhance the Fund’s return. Initial margin deposits of cash or securities are made upon entering into futures contracts. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. The cumulative appreciation (depreciation) of futures contracts is included on the Statement of Assets and Liabilities as net unrealized appreciation (depreciation) on futures contracts.

When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are found on the Statement of Operations as a component of net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. As of October 31, 2021, the Fund did not hold any futures contracts.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by, and are reviewed by, the Board.

4. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2021, the Fund paid $285,605 for these services.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund’s R Class Shares’ average net assets. For the year ended October 31, 2021, the R Class Shares incurred no shareholder servicing fees.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, MetLife Investment Management, LLC, (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep the total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.45% of the Fund’s I Class Shares’ average daily net assets and 0.70% of the Fund’s R Class Shares’ average daily net assets until February 28, 2022. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2022. Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2021. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual operating expenses and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of October 31, 2021, fees which were previously

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $386,339, expiring in 2022, $396,934, expiring in 2023, and $552,680, expiring in 2024. The Adviser is a wholly owned subsidiary of MetLife, Inc., a publicly held company.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2021, were as follows:

	U.S. Government	Other	Total
Purchases	$1,210,131,433	$205,144,455	$1,415,275,888
Sales	1,129,577,109	82,154,218	1,211,731,327

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translations, gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, Perpetual Bond adjustment, and distribution reclassification. There are no permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2021.

The tax character of dividends and distributions declared during the years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2021	$5,465,438	$91,179	$5,556,617
2020	2,569,516	–	2,569,516

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$399,785
Capital Loss Carryforwards Short-Term	(461,911)
Capital Loss Carryforwards Long-Term	(2,310,345)
Unrealized Depreciation	(1,061,022)
Other Temporary Differences	(52,187)

Total Accumulated Losses	$(3,485,680)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Such capital losses retain their character as either short-term or long-term capital losses. During the year ended October 31, 2021, the Fund did not utilize capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2021, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Depreciation
$303,740,723	$2,153,225	$(3,214,247)	$(1,061,022)

8. Other:

At October 31, 2021, 86% of I Class Shares total shares outstanding were held by two record shareholders and 100% of R Class Shares total shares outstanding were held by one record related party shareholder, owning 10% or greater of the aggregate total shares outstanding. These are comprised of omnibus accounts that are held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Liquidity Risk — Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Issuer Risk — The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Privately Issued Securities Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Unrated Securities Risk — Debt securities that are not rated by Moody’s, S&P or Fitch may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Call Risk — The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected. Such sooner-than-expected principal payments may reduce the returns of the Fund because of loss of expected future interest payments on the principal amount paid back early and requires the Fund to invest the proceeds at generally lower interest rates.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. TBA Transactions involve the additional

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

risk that the value of the mortgage-backed securities to be purchased declines prior to settlement date or the counterparty does not deliver the securities as promised.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described elsewhere in this section. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described elsewhere in this section. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to regulatory and economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Events in the fixed income markets may lead to periods of volatility, liquidity issues and, in some cases, credit downgrades and increased likelihood of default.

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

Portfolio Turnover Risk — The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

High Yield Bond Risk — High yield, or “junk,” bonds involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. High-yield bonds also may be less liquid than higher quality investments.

Emerging Markets Securities Risk — Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Fund. A more complete description of risks associated with the Fund is included in the prospectus and statement of additional information.

10. New Accounting Pronouncement:

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit LIBOR quotes by the FCA. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements, except for the following.

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Fund’s custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2022 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Fund’s custodian effective as of the Closing Date.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MetLife Core Plus Fund and the Board of Trustees of The Advisors’ Inner Circle Fund III:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Core Plus Fund (the “Fund”), one of the funds constituting The Advisors’ Inner Circle Fund III (the “Trust”), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material aspects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 22, 2021

We have served as the auditor of one or more of The Advisors’ Inner Circle Fund III investment companies since 2017.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

DISCLOSURE OF FUND EXPENSES (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2021 to October 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

DISCLOSURE OF FUND EXPENSES (unaudited) (continued)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Annualized Expense Ratios	Expenses Paid During Period*
MetLife Core Plus Fund
Actual Fund Return
I Class Shares	$1,000.00	$1,014.70	0.45%	$2.29
R Class Shares	1,000.00	1,010.60	0.45 (1)	2.28
Hypothetical 5% Return
I Class Shares	$1,000.00	$1,022.94	0.45%	$2.29
R Class Shares	1,000.00	1,021.68	0.70	3.57

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(1) The share class is expected to run at the expense limit of 0.70% when assets are contributed. The amount has been revised to reflect an estimation of expenses based on I Class Shares.

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES 2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
NICHELLE MAYNARD-ELLIOTT (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

Mr. Doran is a Trustee who may be an “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-252-4993. The following chart lists Trustees and Officers as of October 31, 2021.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director Nominee for Lucid Group, Inc.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ANDREW METZGER (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) and Anit-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

None.

None.

None.

None.

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2021

NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have an October 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2021, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short-Term Capital Gain Dividend (5)
1.64%	98.36%	100.00%	0.00%	0.00%	9.91%	78.62%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2021. Complete information will be computed and reported with your 2021 Form 1099-DIV.

MetLife Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-252-4993

Adviser:

MetLife Investment Management, LLC

One MetLife Way

Whippany, NJ 07981

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Deloitte & Touche

1700 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

MIM-AR-001-0200

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$730,515	None	$11,990	$581,815	None	$607,218
(b)	Audit-Related Fees	$4,000	None	None	$4,000	None	None
(c)	Tax Fees(2)	None	None	$90,000	None	None	$505,050
(d)	All Other Fees	None	None	$1,473	None	None	$15,941

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$128,050	None	None	$76,830	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,800	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) relate to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021				2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$25,000	None	None		None	None	None
(b)	Audit-Related Fees	None	None	None		None	None	None
(c)	Tax Fees	None	None	None		None	None	None
(d)	All Other Fees	None	None	$206,957	(3)	None	None	$200,314	(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $91,473 and $520,991 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $206,957 and $200,314 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by,

or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 7, 2022